Exhibit 99.1

Enveric Biosciences Appoints Kevin Coveney as Chief Financial Officer, and Reports Inducement Grant Under NASDAQ Listing Rule 5635(c)(4)

30+ year pharmaceutical industry veteran joins Enveric’s executive team to lead company’s financial and capital markets activities.

CAMBRIDGE, Mass., February 28, 2023 – Enveric Biosciences (NASDAQ: ENVB) (“Enveric” or the “Company”), a biotechnology company dedicated to the development of novel small-molecule therapeutics for the treatment of anxiety, depression, and addiction disorders, announced today the appointment of Kevin Coveney, CPA, to the position of Chief Financial Officer, effective March 13, 2023. Mr. Coveney brings 30+ years of accounting, finance, and operations experience to Enveric, having previously served as Chief Financial Officer for multiple biotechnology companies.

As CFO, Mr. Coveney will be responsible for leading Enveric’s financial and capital markets activities as the Company targets multiple anticipated growth drivers resulting from the advancement of its EVM201 Series and EVM301 Series programs. Mr. Coveney joins Enveric’s leadership team alongside Joseph Tucker, Ph.D., CEO, Avani Kanubaddi, President and COO, Bob Dagher, M.D., Chief Medical Officer, Peter Facchini, Ph.D., Chief Innovation Officer, and Lynn Gallant, who was recently hired as Vice President, Clinical Operations.

“We are extremely pleased to add Kevin to the leadership team at Enveric Biosciences. He is ideally suited for this role given his prior executive experience at multiple life sciences companies and track record executing growth strategies that translate to shareholder value,” said Joseph Tucker, Ph.D., Director and CEO of Enveric Biosciences. “We believe that as CFO, Kevin will strive to ensure Enveric has the proper financial structures and discipline in place to enable our near-term and longer-range growth objectives, including the development of our EVM201 and EVM301 product platforms.”

Mr. Coveney joins Enveric after serving as a fractional CFO to emerging life science and digital health companies to support the development of the companies’ finance and accounting departments as well as venture capital fundraising strategy. Companies that Mr. Coveney provided CFO services to include Progressive Therapeutics, Power of Patients, and VSI.

Previously, Mr. Coveney was CFO of Memgen, Inc., a clinical-stage immune-oncology company focused on developing cancer immunotherapies that can safely activate the immune system and be combined with other drugs to eradicate cancer. Prior to Memgen, Mr. Coveney was CFO of Q-State Biosciences, a biotech company focused on CNS disorders, where he was responsible for all investor financial due diligence inquiries and financial reporting requirements to investors and strategic collaboration partners. Before Q-State, Mr. Coveney was Senior Vice President of Finance, HR & IT at Vedanta Biosciences, a private microbiome company developing a therapy for Clostridium difficile infection. Prior to Vedanta, Mr. Coveney served roles of increasing responsibility at Berg Health, a family office/VC-backed clinical-stage biotech focused on oncology with a machine learning/AI platform to improve drug discovery and development. Mr. Coveney has also held senior positions at several global accounting firms, including Grant Thornton, Marcum, Deloitte & Touche, BDO Seidman, and Ernst & Young. Mr. Coveney earned his BS in management from the University of Massachusetts and served as a non-commission officer in the United States Coast Guard.

“I am excited to join the team at Enveric at such a crucial time for the Company,” said Mr. Coveney. “With multiple milestones on the horizon, I look forward to working with Joe and the leadership team to strengthen Enveric’s financial and capital markets activities so that we are optimally positioned to pursue our goal of developing ‘next generation’ drug technologies for the treatment of underserved mental health conditions, including anxiety disorders and depression, and by doing so, generate value for both patients and shareholders.”

The Company has agreed to grant, on March 13, 2023 upon the effective date of Mr. Coveney as Chief Financial Officer of the Company, an award of restricted stock units (“RSUs”) convertible into an aggregate of 26,500 shares of the Company’s common stock to Mr. Coveney, to serve as the Company’s Chief Financial Officer, as an inducement award outside of the Company’s 2020 Long-Term Incentive Plan. Subject to certain exceptions including change in control or termination of employment, the awarded RSUs shall vest in four equal installments on each of the first four anniversaries of the date of grant. The grant was approved by the board of directors of the Company and will be made as an inducement material to Mr. Coveney entering into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4).

About Enveric Biosciences

Enveric Biosciences (NASDAQ: ENVB) is a biotechnology company dedicated to the development of novel small-molecule therapeutics for the treatment of anxiety, depression, and addiction disorders. Leveraging its unique discovery and development platform, The Psybrary™, Enveric has created a robust Intellectual Property portfolio of New Chemical Entities for specific mental health indications. Enveric’s lead program, the EVM201 Series, comprises next generation synthetic psilocybin analogues that are considered prodrugs of the active metabolite, psilocin. Enveric is developing the first product from the EVM201 Series – EB-373 – for the treatment of anxiety disorders. Enveric is also advancing its third generation of therapeutics, the EVM301 Series, to offer a holistic approach for treating central nervous system disorders. Enveric is headquartered in Naples, FL with offices in Cambridge, MA and Calgary, AB Canada. For more information, please visit www.enveric.com.

Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans,” expects” or “does not expect,” “proposed,” “is expected,” “budgets,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements consist of not purely historical statements, including any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the ability of Enveric to successfully spin-off its cannabinoid assets; the ability to achieve the value creation contemplated by technical developments; the impact of the novel coronavirus (COVID-19) on Enveric’s ongoing and planned clinical trials; the geographic, social and economic impact of COVID-19 on Enveric’s ability to conduct its business and raise capital in the future when needed; delays in planned clinical trials; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; Enveric’s ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to Enveric’s products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to Enveric, is set forth in Enveric’s filings with the Securities and Exchange Commission (SEC), including Enveric’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Enveric disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

Investor Relations

Tiberend Strategic Advisors, Inc.

Daniel Kontoh-Boateng

(862) 213-1398

dboateng@tiberend.com

Media Relations

Tiberend Strategic Advisors, Inc.

Casey McDonald

(646) 577-8520

cmcdonald@tiberend.com